UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey		08816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2007, K-Sea Transportation Partners L.P. (the “Partnership”) issued a press release announcing financial results for its fiscal 2007 third quarter.  A copy of the press release is furnished as Exhibit 99.2 to this report.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01                                       OTHER EVENTS.

On October 18, 2005, the Partnership completed the acquisition, through its operating partnership, of all of the membership interests in Sea Coast Transportation LLC (formerly Sea Coast Towing, Inc.) (“Sea Coast”) from Marine Resource Group, Inc. (“MRG”) for $77.0 million in cash and 125,000 of its common units representing limited partner interests.  Also on October 18, 2005, Sea Coast acquired four tugboats from MRG.  Exhibit 99.1 to this report contains summary unaudited pro forma combined financial information of the Partnership and Sea Coast for the year ended June 30, 2006.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(b)                                 Pro forma financial information.

99.1                           Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. for the year ended June 30, 2006

The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K

(d)                                 Pro forma financial information.

99.2                           Press Release issued April 27, 2007 regarding K-Sea Transportation Partners L.P.’s financial results for the fiscal 2007 third quarter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP
LLC, its general partner

Date: April 30, 2007		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. for the year ended June 30, 2006

99.2	Press Release issued April 27, 2007 regarding K-Sea Transportation Partners L.P.’s financial results for the fiscal 2007 third quarter